Fees Summary	Nov. 01, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,479,540,000
Previously Paid Amount	0
Total Fee Amount	226,517.57
Total Offset Amount	0
Net Fee	$ 226,517.57